EXHIBIT 10.1

                        2003/04 CONSULTING SERVICES PLAN
                        --------------------------------

This 2003/04 Consulting Services Plan (the "Plan") is made as of the 30th day of November, 2003 by Explorations Group, Inc. (the "Company") for the Company's consultants ("the Recipients").

                                    RECITALS:

We desire under agreement to grant compensation to Recipients, in exchange for services provided and to be provided to us, shares of our common stock (the "Common Stock"), pursuant to the provisions set forth herein;

To the best of our knowledge, the Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

 We shall act as Plan Administrator. Our address is 1801 Clint Moore Road, Suite 108, Boca Raton, Florida 33487. Our telephone number is (561) 997-1188.

         1. Grant of Shares. We shall grant to the Recipients from time to time the following shares of our Common Stock (the "Shares").

CLASS OF STOCK                    NUMBER OF SHARES
--------------                    ----------------
Common                                 300,000

         2. Services. Recipients shall provide bona fide services to us not in connection with capital raising activities. The recipients may be independent consultants to the Company or employees. Recipeints may also receive Shares in lieu of any accrued salaries.

         3. Compensation. Recipient's compensation shall be the Shares identified herein. The Shares will be valued according to the terms and conditions of individual consulting service agreements to be entered into betweent the Company and the Recipient. Recipients are responsible for all income taxes.

         4. Registration or Exemption. Notwithstanding anything to the contrary contained herein, the Shares will be registered on Form S-8 Registration Statement to be filed with the Securities and Exchange Commission. .

         5. Delivery of Shares. We shall deliver to the Recipient such shares for services pursuant to the agreement for services between us and the Recipient.

         6. Waiver. No waiver is enforceable unless in writing and signed by such waiving party and any waiver shall not be construed as a waiver by any other party or of any other or subsequent breach.

         7. Amendments. This Plan may not be amended unless by the mutual consent of all of the parties hereto in writing.

         8. Governing Law. This Plan shall be governed by the laws of the State of Florida, and the sole jurisdiction and venue for any action arising hereunder shall be Palm Beach County, Florida.

         9. Assignment and Binding Effect. Neither this Plan nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties hereto, except as otherwise provided


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herein. This Plan shall be binding upon and for the benefit of the parties hereto and their respective heirs, permitted successors, assigns and/or delegates.

         10. Integration and Captions. This Plan includes the entire understanding of the parties hereto with respect to the subject matter hereof. The captions herein are for convenience and shall not control the interpretation of this Plan.

         11. Legal Representation. Each party has been represented by independent legal counsel in connection with this Plan, or each has had the opportunity to obtain independent legal counsel and has waived such right, and no tax advice has been provided to any party.

         12. Construction. Each party acknowledges and agrees having had the opportunity to review, negotiate and approve all of the provisions of this Plan.

         13. Cooperation. The parties agree to execute such reasonable necessary documents upon advice of legal counsel in order to carry out the intent and purpose of this Plan as set forth herein above.

         14. Hand-Written Provisions. Any hand-written provisions hereon, if any, or attached hereto, which have been initialed by all of the parties hereto, shall control all typewritten provisions in conflict therewith.

         15. Fees, Costs and Expenses. Each of the parties hereto acknowledges and agrees to pay, without reimbursement from the other party(ies), the fees, costs, and expenses incurred by each such party incident to this Plan.

         16. Consents and Authorizations. By the execution herein below, each party (i) acknowledges and agrees that each such party has the full right, power, legal capacity and authority to enter into this Plan, and the same constitutes a valid and legally binding Plan of each such party in accordance with the terms, conditions and other provisions contained herein.

         17. Gender and Number. Unless the context otherwise requires, references in this Plan in any gender shall be construed to include all other genders, references in the singular shall be construed to include the plural, and references in the plural shall be construed to include the singular.

         18. Severability. In the event anyone or more of the provisions of this Plan shall be deemed unenforceable by any court of competent jurisdiction for any reason whatsoever, this Plan shall be construed as if such unenforceable provision had never been contained herein.

Date:  November 30, 2003

Explorations Group., Inc.

By:
    -------------------------
Its: President


RECIPIENT

Signature
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Print Name                                   Date:
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